This instrument was prepared by
and upon recordation should be
returned to:
James A. Cole, Esquire
Venable, Baetjer and Howard, LLP
2 Hopkins Plaza, Suite 1800
Baltimore, MD  21201


                SUBORDINATION, NON-DISTURBANCE & ATTORNMENT AGREEMENT


     THIS SUBORDINATION, NON-DISTURBANCE & ATTORNMENT AGREEMENT ("Agreement") made and entered into this _______ day of ____________________ 1997, by and among MC LEAN RIDGE I - 100 CORPORATION, a Maryland corporation, whose mailing address is c/o Nottingham Village, Inc., 100 West Pennsylvania Avenue, Towson, Maryland 21204 (the "Landlord"), METRIS DIRECT, INC., a Minnesota corporation, whose mailing address is 600 South Highway 169, Interchange Tower, Suite 1800, St. Louis Park, Minnesota 55426-1222 (the "Tenant"), and STATE FARM LIFE INSURANCE COMPANY, an Illinois corporation, whose mailing address is One State Farm Plaza, Bloomington, Illinois 61710 ("State Farm");

                                     WITNESSETH:

     WHEREAS, Nottingham Village, Inc. and Tenant have heretofore entered into a certain lease (the "Lease") dated March 28, 1997 as amended by the First Amendment to Lease Agreement dated October 15, 1997 between Nottingham Village, Inc. and Tenant, with respect to and governing the terms of Tenant's use and occupancy of a portion of certain real estate and improvements legally described on EXHIBIT A attached hereto and made a part hereof (the "Premises"); and

     WHEREAS, all of the right, title and interest of Nottingham Village, Inc. in and to the Lease was assigned to Landlord By Assignment of Leases made as of even date herewith; and

     WHEREAS, State Farm, as a condition to making a loan to Landlord in the principal amount of $3,350,000 (the "Loan"), which is to be secured by an Indemnity Deed of Trust and Security Agreement executed by Landlord to and in favor of State Farm (the "Deed of Trust") constituting a first lien upon and encumbering the Premises, and further secured by an Indemnity Assignment of Rents and Leases executed by Landlord to and in favor of State Farm (the "Assignment of Rents and Leases") assigning to State Farm all leases of and all rents derived from the Premises, has required the execution of this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and to induce State Farm to make said Loan and to accept said Deed of Trust upon said Premises as security for the Loan and in consideration of the sum of One Dollar ($1.00) by each of the parties hereto paid to the other, receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant, stipulate and agree as follows:

     1. The Lease, and any and all modifications thereof and amendments thereto, all of Tenant's rights thereunder and Tenant's leasehold interest and estate in the Premises shall be and are hereby made junior, inferior, subordinate and subject in all respects to the lien and encumbrance of the Deed of Trust on the Premises and to all renewals, modifications, consolidations, replacements and extensions of the Deed of Trust, to the full extent of the principal sum secured thereby, all interest thereon and all other sums due or hereafter becoming due thereunder.

     2. Tenant agrees that it shall promptly deliver or mail to State Farm a copy of each written notice given by Tenant to Landlord of a default by the Landlord under the Lease. Tenant further agrees that if, within the time provided in the Lease to cure defaults thereunder, State Farm, at its option, shall elect to perform or cause to be performed the obligations with respect to which landlord is in default under the Lease, as specified in such written notice, any right of Tenant to terminate the Lease by reason or on account of such default of Landlord shall cease and be null and void.

     3. Tenant is advised and hereby acknowledges that the Deed of Trust, Assignment of Rents and Leases and other documents which evidence and secure the Loan (collectively the "Loan Documents") grant and provide to State Farm the right to collect rents and other sums payable under the Lease (collectively, the "Rents") directly from Tenant upon the occurrence of an Event of Default by Landlord under the Loan Documents, and Tenant hereby agrees that upon Tenant's receipt from State Farm of written notice of the occurrence of any Event of default by Landlord under the Loan Documents, Tenant shall thereafter pay all Rents directly to State Farm (or as State Farm shall direct).

     4. State Farm agrees that in the event it should become necessary for State Farm to foreclose the Deed of Trust, and provided that Tenant is not in default of its obligations under the Lease, Tenant shall be entitled to continue in possession of the Premises undisturbed. State Farm further agrees that unless required by law, State Farm will not join Tenant as a defendant in any such foreclosure proceedings, and if such joinder is required by law, State Farm will not to seek to terminate the Lease or Tenant's possession of the Premises.

     5. It is further agreed that in the event that State Farm should succeed to the interest of the Landlord under the Lease, State Farm agrees to be bound to the Tenant under the Lease and the Tenant agrees from and after such event to attorn to State Farm or the purchaser at any foreclosure sale. It is further agreed that all rights and obligations of the parties under the Lease shall thereafter continue as though the interest of the Landlord in the

Premises had not been terminated or such foreclosure proceedings had not been brought and thereupon Tenant shall have the same rights and remedies against State Farm for the breach of the Lease that the Tenant might have had under the Lease against the Landlord; it being expressly provided, however, that State Farm shall not be:

          (a) liable for any act or omission of any prior landlord under the Lease (including the Landlord); provided State Farm shall be subject to any other remedies of Tenant under the Lease, including but not limited to any offsets which Tenant may be entitled to exercise against rent or other amounts paid or to be paid under the Lease;

          (b) bound by any rent or additional rent which the Tenant might have paid in advance for more than the current month to any prior landlord (including the Landlord);

          (c) bound by any amendment or modification of the Lease made after the date of this Agreement without State Farm's prior written consent; or

          (d) liable for any security deposit(s), unless actually received from any prior landlord (including the Landlord).

     6. Tenant agrees that notwithstanding anything to the contrary contained in this Agreement, in the Lease or in any other instrument, any interest of the Tenant in or under any option to purchase or right of first refusal of, or with respect to all or any part of the Premises is hereby specifically subordinated to the rights of State Farm under the Deed of Trust and other Loan Documents and such option to purchase or right of the first refusal shall not be binding upon State Farm, its successors and assigns.

     7. This Agreement shall be binding upon and inure to the benefit of the parties hereto and shall also bind and benefit the heirs, legal representatives, successors and assigns of the respective parties hereto, and all covenants, conditions and agreements herein contained shall be construed as running with the title to the land comprising the Premises.

     8. Landlord and Tenant hereby waive to the fullest extent permitted by applicable law, the right to trial by jury in any action. proceeding or counterclaim field by any party, whether in contract, tort or otherwise relating directly or indirectly to this Agreement or any acts or omissions of the Landlord and Tenant in connection therewith or contemplated thereby.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the date and year first above written.

WITNESS: MC LEAN RIDGE I - 100 CORPORATION, a Maryland corporation



                         By:                                             [SEAL]
----------------------      --------------------------------------------
                         Name:
                              ------------------------------------------
                         Title:
                               -----------------------------------------

WITNESS:                 METRIS DIRECT, INC., a Minnesota corporation



/s/ Teresa L. Thomas     By: /s/ Z. Jill Barclift                        [SEAL]
----------------------      --------------------------------------------
                         Name (Print):  Z. Jill Barclift
                                      ----------------------------------
                         Title (Print): Vice President, General Counsel
                                        --------------------------------
                                        and Assistant Secretary
                                        --------------------------------
                                        Authorized Representative

WITNESS:                 STATE FARM LIFE INSURANCE COMPANY



                         By:                                             [SEAL]
----------------------      ---------------------------------------------------
                         Its:
                              -------------------------------------------------

                         Address:

                         One State Farm Plaza
                         Bloomington Illinois  61710
                         Corporate Law-Investments E-10
                         Attn:  (Name of Attorney)

STATE OF                          )
        --------------------------
                                  )     to wit:
CITY/COUNTY OF                    )
               -------------------

     I HEREBY CERTIFY that on this _______ day of ______________ , 1998 before me, a Notary Public for the State and County aforesaid, personally appeared ________________________________________ , known to me or satisfactorily proven to be the person whose name is subscribed to the foregoing instrument, who acknowledged that he is the __________________________ of MC LEAN RIDGE I - 100 CORPORATION, a Maryland corporation, and on behalf of said corporation did acknowledge that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

     IN WITNESS WHEREOF, I have set my hand and Notarial Seal the day and year first above written.



                                   --------------------------------------------
                                   Notary Public
                                   My Commission Expires:
                                                          ---------------------


STATE OF MINNESOTA         )
         -----------------
                           )  to wit:
CITY/COUNTY OF HENNEPIN    )
               ------------

     I HEREBY CERTIFY that on this 17th day of March, 1998, before me, a Notary Public of the State of Minnesota, personally appeared Z. Jill Barclift, who acknowledged herself to be an officer of METRIS DIRECT, INC. (the "Corporation") and that she, as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Corporation by herself as its Vice President, General Counsel and Assistant Secretary.

     WITNESS my hand and Notarial Seal.



          [SEAL]                   /s/ Katrina M. Ganz
                                   ------------------------------------------
                                   Notary Public
                                   My Commission Expires: Jan. 31, 2000

STATE OF                     )
                             )     to wit:
CITY/COUNTY OF               )


     I HEREBY CERTIFY that on this _______ day of _______________, 1998, before me, a Notary Public of the State of _______________, personally appeared _______ ________________________________, who acknowledged himself to be ______________
of STATE FARM LIFE INSURANCE COMPANY (the "Corporation") and that he, as such ______________________________, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the Corporation by himself as _________________________.


     WITNESS my hand and Notarial Seal.



                                   --------------------------------------------
                                   Notary Public
                                   My Commission Expires:
                                                         ----------------------

                                      EXHIBIT A

                                  LEGAL DESCRIPTION

     Beginning for the same at an iron pin and cap set on the southwestern side of Sandpiper Circle, 60 foot wide, at the division line between Lot 100 and Lot 103, said point of beginning being designated 202, shown on a Plat entitled "Lots 100, 101, 102, 103, 104A & 105 White Marsh Business Community Section 'D' & Section 'G'" dated September 12, 1997, recorded among the Plat Records of Baltimore County, Maryland in Plat Book 70 folio 5, running thence leaving said point of beginning, binding on part of the southwestern side of said Sandpiper Circle and reversing the bearing on said Plat,

     1) South 33 degrees 00 minutes 42.0 seconds East 334.96 feet to an iron pin and cap set at the point designated 207 on said Plat, thence leaving the southwestern side of said Sandpiper Circle, binding on the cut-off leading to the northerly side of Corporate Drive, 60 foot wide and reversing the bearing on said Plat,

     2) South 11 degrees 59 minutes 18.0 seconds West 26.36 feet to an iron pin and cap set at the point designated 206 on said Plat, thence binding on part of the northerly side of said Corporate Drive, shown on said Plat,

     3) northwesterly by a curve to the right having a radius of 870.00 feet for a distance of 969.35 feet, said curve being subtended by a chord bearing North 87 degrees 53 minutes 14.5 seconds West 919.98 feet to an iron pin and cap set at the point designated 10 on said Plat, thence binding on the northerly side of the Corporate Drive cul-de-sac, variable width, shown on said Plat,

     4) northwesterly by a curve to the right having a radius of 60.00 feet for a distance of 52.56 feet, said curve being subtended by a chord bearing North 30 degrees 52 minutes 19.4 seconds West 50.90 feet to an iron pin and cap set at division corner of Lot 100 and Lot 101 and designated 205 on said Plat, thence leaving the northerly side of said Corporate Drive cul-de-sac, binding on the division lines between said Lot 100 and Lot 101 and reversing the bearings on said Plat, the two following courses:

     5) North 30 degrees 10 minutes 44.0 seconds East 195.38 feet to an iron pin and cap set at the point designated 204 on said Plat and

     6) North 54 degrees 31 minutes 57.4 seconds East 103.70 feet to an iron pin and cap set at the point designated 203 on said Plat, thence binding on the division line between said Lot 100 and Lot 103 and reversing the bearing on said Plat,

     7) North 90 degrees 00 minutes 00 seconds East 585.78 feet to the point of beginning.

     BEING all that parcel of land containing 7.2157+- acres and shown and designated as Lot 100 on a plat entitled "Lots 100, 101, 102, 103, 104A & 105, White Marsh Business Community, Section D& Section G", which plat is recorded among the Land Records of Baltimore County, Maryland in Plat Book 70, Folio 5.

     The improvements on such parcel of land are known as Nos. 8012-8020 Corporate Drive.